Janus Henderson U.S. Real Estate ETF
Schedule of Investments
(unaudited)
July 31, 2022
1
Shares Value
Common Stocks - 97.9%
Equity Real Estate Investment Trusts (REITs) - 95.3%
Agree Realty Corp. 1,842 $ 146,605
Alexandria Real Estate Equities, Inc. 1,719 284,976
CubeSmart 4,713 216,185
Digital Realty Trust, Inc. 1,715 227,152
Equity LifeStyle Properties, Inc. 2,203 161,965
Essex Property Trust, Inc. 674 193,121
First Industrial Realty Trust, Inc. 2,624 136,317
Healthcare Realty Trust, Inc. 3,015 79,144
Invitation Homes, Inc. 6,902 269,385
Life Storage, Inc. 1,699 213,887
National Retail Properties, Inc. 3,946 187,869
Park Hotels & Resorts, Inc. 10,744 167,499
Prologis, Inc. 2,152 285,269
Rexford Industrial Realty, Inc. 3,848 251,698
SBA Communications Corp. 322 108,124
SITE Centers Corp. 6,499 94,950
Spirit Realty Capital, Inc. 4,716 209,107
Sun Communities, Inc. 1,380 226,265
UDR, Inc. 4,482 216,929
VICI Properties, Inc. 10,330 353,183
Welltower, Inc. 2,342 202,208
4,231,838
Real Estate Management & Development - 2.6%
Tricon Residential, Inc. 10,775 117,054
Total Common Stocks (cost $4,471,798) 4,348,892
Investment Companies - 1.9%
Money Market Funds - 1.9%
Invesco Government & Agency Portfolio, 1.9000%
∞
(cost $83,435) 83,435 83,435
Total Investments (total cost $4,555,233 ) - 99.8% 4,432,327
Cash, Receivables and Other Assets, net of Liabilities - 0.2% 7,749
Net Assets - 100.0% $4,440,076
Summary of Investments by Country - (Long Positions) (unaudited)
Country Value
% of
Investment
Securities
United States $ 4,315,273 97.4%
Canada 117,054 2.6
Total $ 4,432,327 100.0%

Janus Henderson U.S. Real Estate ETF
Notes to Schedule of Investments and Other Information
(unaudited)
July 31, 2022
2
∞ Rate shown is the 7-day yield as of July 31, 2022.
The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of July 31, 2022 . See Notes to Financial Statements for more information.
Valuation Inputs Summary
Level 1 -
Quoted Prices
Level 2 -
Other Significant
Observable Inputs
Level 3 -
Significant
Unobservable Inputs
Assets
Investments in Securities:
Common Stocks $ 4,348,892 $ — $ —
Investment Companies 83,435 — —
Total Assets $ 4,432,327 $ — $ —

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security.
Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the London Stock Exchange. The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-
term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed unreliable, are valued at fair value determined in good faith under the Valuation
Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer- specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action;
(iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-
lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof)
obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of
Investments and Other Information.
For additional information on the Fund, please refer to the Fund's most recent semiannual or annual shareholder report.
125-35-70435 09-22